Principal Exchange-Traded Funds
Principal Capital Appreciation Select ETF

Supplement dated June 26, 2026
to the Prospectus and Statement of Additional Information
both dated November 1, 2025 (as previously supplemented)
This supplement updates information contained in the Prospectus and Statement of Additional Information (“SAI”). Please retain this supplement for future reference.
NOTICE: The purpose of this supplement is to announce the results of the Special Meeting of Shareholders (the “Meeting”) of the Principal Capital Appreciation Select ETF (the “Fund”) held on June 25, 2026, at which the shareholders considered a proposal to change the Fund’s diversification classification from “diversified” to “non-diversified” and a change to the related fundamental investment restriction (the “Proposal”). Quorum was not achieved at the Meeting and, therefore, the Proposal did not pass. As a result, all proposed changes related to the change in the Fund’s diversification status in the Prospectus and SAI for the Fund are deleted and the Fund will remain “diversified”.
Information regarding the Proposal is contained in the proxy materials as filed with the Securities and Exchange Commission (the “SEC”). The proxy statement was mailed to shareholders of record as of April 13, 2026 (the “Record Date”). If you were not a Fund shareholder of record as of the Record Date, you were not entitled to vote on the Proposal. The proxy statement is available from the EDGAR database on the SEC’s website at http://www.sec.gov.
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